UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025

SunPower Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPWR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SPWRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 24, 2025, SunPower Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission that disclosed the closing of the acquisition contemplated by the Membership Interest Purchase Agreement (the “MIPA”) dated November 21, 2025 among the Company, Ambia Energy, LLC, a Utah limited liability company (“Ambia”), and Ambia Holdings, Inc., a Delaware corporation and the sole member of Ambia (the “Member”). The MIPA provided for the acquisition by the Company of all of the equity interests of Ambia from the Member. The transactions under the MIPA closed on November 21, 2025 (the “Closing”), and upon the Closing, Ambia became a wholly-owned subsidiary of the Company.

This Current Report on Form 8-K/A amends the Original Report to include the financial statements required to be filed under Item 9.01(a) of Current Report on Form 8-K and the pro forma financial information required to be filed under Item 9.01(b) of Current Report on Form 8-K, in each case relating to Ambia. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

(i) Ambia’s audited financial statements, comprising the balance sheet as of December 31, 2024 and the related statement of operations and member’s deficit, and statement of cash flows for the year then ended, and the related notes to the financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(ii) Ambia’s unaudited financial statements, comprising the consolidated balance sheets as of September 30, 2025 and December 31, 2024, and the related statements of operations and member’s deficit, and statements of cash flows for the nine months ended September 30, 2025 and 2024, and the related notes to the financial statements, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information required by Item 9.01 of Current Report on Form 8-K, giving effect to the closing of the MIPA and the acquisition of Ambia, is attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Tanner LLP
99.1	Audited financial statements of Ambia Energy, LLC comprising the balance sheet as of December 31, 2024, and the related statement of operations and member’s deficit, and statement of cash flows for the year then ended, and the related notes to such financial statements.
99.2	Unaudited financial statements of Ambia Energy, LLC, comprising the balance sheets as of September 30, 2025 and December 31, 2024, and the related statements of operations and member’s deficit, and statements of cash flows for the nine months ended September 30, 2025 and 2024, and the related notes to the financial statements.
99.3	Unaudited pro forma combined financial statements of SunPower Inc. and Ambia Energy, LLC.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunPower Inc.

Dated: January 12, 2026	By:	/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer

3